UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06674

Exact name of registrant as specified in charter:	The Greater China Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2012

Date of reporting period:	6/30/2012

Item 1 –	Reports to Stockholders

Directors

Edward Y. Baker, Chairman

John A. Bult

Vincent Duhamel

John A. Hawkins

C. William Maher

Jonathan J.K.Taylor

Tak Lung Tsim

Executive Officers

Brian Corris, President

Agnes Deng, Vice President

Grace C. Torres, Treasurer, Principal Financial and Accounting Officer and Vice President

Deborah A. Docs, Chief Legal Officer and Secretary

Andrew R. French, Assistant Secretary

Valerie M. Simpson, Chief Compliance Officer

Theresa C. Thompson, Deputy Chief Compliance Officer

Lana Lomuti, Assistant Treasurer

Peter Parrella, Assistant Treasurer

Investment Manager

Baring Asset Management (Asia) Ltd.

19th Floor

Edinburgh Tower

15 Queen’s Road Central

Hong Kong

Administrator

Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Shareholder Servicing Agent

BNY Mellon Investment Servicing

P.O. Box 358016

Pittsburgh, Pennsylvania 15252-8016

Independent Registered Public Accounting Firm

KPMG LLP

345 Park Avenue

New York, New York 10154

Legal Counsel

Sullivan & Cromwell LLP

125 Broad Street

New York, New York 10004

This report, including the financial statements herein, is sent to the shareholders of The Greater China Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

The financial information included herein is taken from the records of the Fund without examination by the independent registered public accounting firm, who did not express an opinion thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

The Greater China Fund, Inc.

c/o Prudential Investments LLC

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

www.greaterchinafund.com

For shareholder account information call (800) 331-1710.

Please call (toll-free) the Pristine Advisers, the Fund’s Investor and Public Relations Firm at 1-(877)-FUND-GCH.

Additional information (including updated net asset value and market price) may be obtained on the Fund’s internet site.

The Fund’s CUSIP number is 39167B102.

The Greater China Fund, Inc.

Semi-Annual Report

June 30, 2012

The Greater China Fund, Inc.

Interim Report of the Investment Manager

For the six-months ended June 30, 2012

Overview

Chinese equities have remained volatile over the opening months of 2012, with the MSCI China Index declining in the second quarter, after a sharp rally over the first three months of the year. The main issue for investors has been the slowing pace of economic growth, highlighted by a reduction in the government’s official growth target for 2012 from 8.0% to 7.5%.

China’s economic data pointed at broad-based weakness in economic activity during the reporting period. Meanwhile, inflationary pressures continued to ease in China with the Consumer Price Index (CPI) dropping to an annual rate of 3% in May. Considering the weakening economic growth and easing inflationary pressures, the Peoples’ Bank of China (PBOC) reduced short-term interest rates by 25 bps at the beginning of June. The market consensus is for more pro-growth policies in the next few months.

The Hong Kong equity market moved lower from the second quarter, mainly due to the uncertainty in Europe. The equity market in Taiwan also declined on weaker-than-expected PC/Notebook demand and the government’s implementation of various tax reforms.

At the sector level, Healthcare and Information Technology were the best performers, while Materials and Energy were the major laggards and recorded a negative return during the period.

Performance

The published Net Asset Value of the Fund with dividends reinvested rose by 3.1% during the first half of the year, compared to a 4.8% rise in the benchmark index (MSCI Golden Dragon from October 24, 2011, previously MSCI Zhong Hua).

The Fund underperformed the benchmark index, mainly due to stock selection in Health Care, Materials and Financials, although stock selection in Industrials and Information Technology contributed positively. This was offset to some extent by positive sector selection, with the decision to favour Information Technology and Consumer Discretionary adding value, as did a cautious stance on Materials.

Economic and Strategy Review

While we acknowledge that there are risks, we believe that investors are being overly pessimistic on the prospects for China. On an annualized basis, China’s economic growth was actually 8.1% in the first quarter of the year. We do not envisage an economic hard landing in Asia’s largest economy and we believe that current valuations offer investors an attractive opportunity to participate in a multi-year growth story at a low entry level.

The Greater China Fund, Inc.

Interim Report of the Investment Manager

continued

In this regard, it is important to recognize that the Chinese authorities have significant fiscal and monetary tools available to boost economic activity. We are particularly encouraged by recent signs that inflationary pressures, long a cause for concern for investors, are easing and this has enabled the central bank to boost liquidity by reducing the reserve requirement ratio by 50 basis points — the third cut in six months. We believe that this will have positive implications for credit growth, and improve access to finance for small and medium-sized enterprises, a key area of focus for the Company.

Chinese premier Wen Jiabao has also indicated that further pro-growth stimulus measures could be introduced to promote infrastructure and consumer spending. In our view, this reaffirms the government’s commitment to focusing on the harmonious development of the economy. With the pace of growth across many of China’s traditional export markets still sluggish, particularly in Europe, we believe this is a prudent strategy and we expect the domestic economy to recover its poise over the third and fourth quarters of 2012.

Against this backdrop, we currently favour domestically-focused firms which we believe stand to benefit from increased government spending on infrastructure projects such as toll roads, railways and social housing. We therefore have significant exposure to fixed asset investment-related sectors, including building materials and property. We are more cautious on the immediate outlook for exporters due to a weak global economy.

The rise of the Chinese consumer is another important theme being pursued within the portfolio and we continue to favour consumer-related stocks which we believe will benefit from the government’s pro-consumption policies. Our exposure to this theme is largely through Information Technology, which covers a wide range of hardware, software and internet-related firms and offers good access to China’s increasingly affluent and wealthy middle class, yet trades at a discount to the Consumer Discretionary and Consumer Staples sectors. While well established firms have enjoyed tremendous growth in recent times, we also place significant emphasis on uncovering companies at earlier stages of development which we believe have the potential to deliver expectation-beating earnings growth.

We are more cautious on the prospects for the Financials sector. While Chinese banks have few of the asset quality concerns of their Western counterparts, the sector has been a major beneficiary of government support in recent times. As such, we believe that growth in the sector will moderate as the government withdraws support and refocuses on policies that will directly benefit the ordinary person in the street.

The Greater China Fund, Inc.

Interim Report of the Investment Manager

concluded

Looking ahead, we expect Chinese growth to pick-up over the second half of 2012 as macroeconomic visibility improves and the government’s stimulus measures begin to take effect. While the government’s reduction of the official growth target was the first such move in several years, we would highlight that actual economic growth in China is only loosely correlated with the official target and we still expect to see growth of around 8.0%-8.5% in 2012.

In the case of Taiwan, we are looking for opportunities within the Technology sector which benefit from the strong growth in smart and handheld devices. New product launches, including Windows 8 and iPhone 5 later this year are expected to trigger a new round of replacement. As far as the domestic sector is concerned, selective consumer and financial companies still offer good value. Overall we retain a strategy of focusing in bottom-up stock selection.

In this environment, we expect our commitment to companies with good growth prospects and strong balance sheets, well positioned to benefit from rising consumer and infrastructure spending, to reward investors in coming years.

Baring Asset Management (Asia) Ltd.

Hong Kong

July 26, 2012

The Fund realizes that information and visibility is important to shareholders and for this reason, the Fund makes available its corporate filings, monthly fact sheets, NAV and pricing information and news and events announcements on its website at www.greaterchinafund.com. We encourage all shareholders interested in receiving the most up-to-date information about the Fund via e-mail to visit the website’s homepage and register with the Fund’s “alert service”.

The Greater China Fund, Inc.

Top Ten Equity Holdings

As of June 30, 2012

(Unaudited)

Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	5.4%
China Mobile Ltd.	4.7
Industrial & Commercial Bank of China Ltd. “H”	4.0
CNOOC Ltd.	3.8
Tencent Holdings Ltd.	3.8
China Construction Bank Corp. “H”	3.4
Hon Hai Precision Industry Co. Ltd.	2.8
Ping An Insurance (Group) Co. of China Ltd. “H”	2.6
AIA Group Ltd.	2.5
PetroChina Co. Ltd. “H”	2.2

Total	35.2%

The Greater China Fund, Inc.

Industry Diversification

As of June 30, 2012

(Unaudited)

Percentage of Net Assets
EQUITIES
Consumer Discretionary	4.4%
Consumer Staples	2.7
Energy	7.8
Financials	38.5
Health Care	1.2
Industrials	5.1
Information Technology	23.2
Materials	4.1
Telecommunication Services	6.9
Utilities	4.0

TOTAL EQUITIES	97.9
SHORT-TERM INVESTMENT	1.5
INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED	22.3

TOTAL INVESTMENTS	121.7
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS	(21.7)

NET ASSETS	100.0%

The Greater China Fund, Inc.

Portfolio of Investments

June 30, 2012

(Unaudited)

Shares	Description	Value (Note 1)

	EQUITIES — 97.9%

	CHINA — 52.2%
	Consumer Discretionary — 1.9%
1,302,000	Belle International Holdings Ltd.(1)	$2,202,214
3,800,000	Geely Automobilie Holdings Ltd.(1)	1,322,702
736,000	Li Ning Co. Ltd.(1)	411,796
2,591,000	Springland International Holdings Ltd.	1,453,019

		5,389,731

	Consumer Staples — 1.8%
158,000	Hengan International Group Co. Ltd.(1)	1,526,664
1,370,000	Tingyi (Cayman Islands) Holding Corp.(1)	3,500,570

		5,027,234

	Energy — 7.8%
1,516,000	China Petroleum & Chemical Corp. “H”(1)	1,344,628
1,084,000	China Shenhua Energy Co. Ltd. “H”(1)	3,780,168
5,360,000	CNOOC Ltd.(1)	10,641,433
4,920,000	PetroChina Co. Ltd. “H”(1)	6,311,067

		22,077,296

	Financials — 20.9%
2,166,000	Agile Property Holdings Ltd.(1)	2,772,824
9,516,000	Agricultural Bank of China Ltd. “H”(1)	3,790,771
13,937,780	China Construction Bank Corp. “H”(1)	9,505,257
858,000	China Life Insurance Co. Ltd. “H”(1)	2,207,814
1,433,000	China Merchants Bank Co. Ltd. “H”(1)	2,671,340
1,712,441	China Overseas Land & Investment Ltd.(1)	3,969,355
460,600	China Pacific Insurance Group Co. Ltd. “H”	1,478,556
1,630,000	China Resources Land Ltd.(1)	3,320,162
734,000	CITIC Securities Co. Ltd. “H”(1)	1,538,619
2,047,000	Evergrande Real Estate Group Ltd.(1)	1,037,110
1,784,800	Haitong Securities Co. Ltd. “H”(2)	2,480,407
20,157,835	Industrial & Commercial Bank of China Ltd. “H”(1)	11,148,483

Shares	Description	Value (Note 1)

	CHINA — (concluded)
	Financials — (concluded)
1,159,000	Longfor Properties Co. Ltd.(1)	$1,801,961
409,100	New China Life Insurance Co. Ltd. “H”(1)	1,558,481
2,152,000	PICC Property and Casualty Company Ltd. “H”(1)	2,405,337
912,000	Ping An Insurance (Group) Co. of China Ltd. “H”(1)	7,254,285

		58,940,762

	Industrials — 3.3%
275,000	Beijing Enterprises Holdings Ltd.(1)	1,648,543
2,238,000	China Railway Construction Corp. Ltd. “H”(1)	1,849,408
4,351,000	China Railway Group Ltd. “H”(1)	1,806,174
1,505,000	Zhuzhou CSR Times Electric Co. Ltd. “H”(1)	4,064,762

		9,368,887

	Information Technology — 8.7%
34,100	Baidu, Inc. (ADR)(2)	3,920,818
3,850,000	Lenovo Group Ltd.(1)	3,246,034
67,600	Netease.com, Inc. (ADR)(2)	3,978,260
51,400	SINA Corp.(2)	2,663,034
363,400	Tencent Holdings Ltd.(1)	10,587,855

		24,396,001

	Materials — 2.2%
742,000	Anhui Conch Cement Co. Ltd. “H”(1)	2,004,022
3,474,000	China Resources Cement Holdings Ltd.(1)	2,006,423
2,225,000	Nine Dragons Paper Holdings Ltd.	1,236,294
772,500	Zhaojin Mining Industry Co. Ltd. “H”(1)	1,005,853

		6,252,592

	Telecommunication Services — 5.6%
1,208,000	China Mobile Ltd.(1)	13,198,399
2,096,000	China Unicom (Hong Kong) Ltd.(1)	2,637,277

		15,835,676

	Total China	147,288,179

See Notes to Financial Statements.

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)

	HONG KONG — 21.1%
	Consumer Discretionary — 1.6%
1,422,000	Li & Fung Ltd.(1)	$2,716,830
613,600	Sands China Ltd.(1)	1,938,055

		4,654,885

	Financials — 13.7%
2,087,600	AIA Group Ltd.(1)	7,131,941
2,056,000	BOC Hong Kong (Holdings) Ltd.(1)	6,255,323
475,000	Cheung Kong (Holdings) Ltd.	5,792,944
293,000	Hong Kong Exchanges & Clearing Ltd.(1)	4,155,037
365,500	Kerry Properties Ltd.	1,557,304
1,765,000	New World Development Co. Ltd.(1)	2,050,143
123,050	Standard Chartered PLC	2,693,605
322,000	Sun Hung Kai Properties Ltd.(1)	3,783,791
201,500	Swire Pacific Ltd.	2,330,140
510,600	Wharf Holdings Ltd. (The)(1)	2,800,883

		38,551,111

	Industrials — 1.8%
896,000	Cathay Pacific Airways Ltd.	1,439,265
410,000	Hutchison Whampoa Ltd.	3,514,958

		4,954,223

	Utilities — 4.0%
669,000	Cheung Kong Infrastructure Holdings Ltd.	4,032,017
200,500	CLP Holdings Ltd.	1,699,514
908,600	Hong Kong & China Gas Co. Ltd.(1)	1,923,360
494,500	Power Assets Holdings Ltd.(1)	3,703,881

		11,358,772

	Total Hong Kong	59,518,991

	TAIWAN — 22.9%
	Consumer Discretionary — 0.4%
149,000	Genius Electronic Optical Co. Ltd.	1,176,644

	Consumer Staples — 0.9%
488,000	President Chain Store Corp.	2,588,188

	Financials — 3.9%
8,232,786	Chinatrust Financial Holding Co. Ltd.	4,683,198
4,162,960	Mega Financial Holding Co. Ltd.	3,043,690
7,166,000	Yuanta Financial Holding Co. Ltd.	3,249,098

		10,975,986

Shares	Description	Value (Note 1)

	TAIWAN — (concluded)
	Information Technology — 14.5%
384,000	ASUSTeK Computer Inc.	$3,488,573
202,000	Catcher Technology Co. Ltd.	1,341,710
1,005,000	Compal Communications Inc.	1,050,903
2,685,000	Compal Electronics Inc.	2,457,244
1,165,000	EPISTAR Corp.	2,553,371
361,000	Foxconn Technology Co. Ltd.	1,298,561
2,672,400	Hon Hai Precision Industry Co. Ltd.	7,994,397
91,000	LARGAN Precision Co. Ltd.	1,881,814
812,000	Quanta Computer Inc.	2,157,363
5,656,000	Taiwan Semiconductor Manufacturing Co. Ltd.	15,386,743
2,839,000	United Microelectronics Corp.	1,225,468

		40,836,147

	Materials — 1.9%
1,010,000	Formosa Chemicals & Fibre Corp.	2,649,624
1,018,000	Formosa Plastics Corp.	2,718,300

		5,367,924

	Telecommunication Services — 1.3%
1,743,000	Far EasTone Telecommunications Co. Ltd.	3,773,535

	Total Taiwan	64,718,424

Units

	WARRANTS — 1.7%
	CHINA — 1.7%
	Consumer Discretionary — 0.5%
1,004,000	Suning Appliance Co. Ltd. “A”, expires 09/14/16 (XLUX)	1,315,541

	Health Care — 1.2%
871,700	Hualan Biological Engineering Inc. “A”, expires 09/14/16 (XLUX)	3,274,367

	Total Warrants	4,589,908

	Total Equities (cost $283,925,989)	276,115,502

Shares

	SHORT-TERM INVESTMENT — 1.5%
	Money Market Fund(3) — 1.5%
4,162,324	JPMorgan Prime Money Market Fund, 0.01% (cost $4,162,324)	4,162,324

See Notes to Financial Statements.

The Greater China Fund, Inc.

Shares	Description	Value (Note 1)

	INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LOANED — 22.3%
	Money Market Fund(3) — 22.3%
63,008,422	State Street Navigator Securities Lending Prime, 0.26% (cost $63,008,422)	$63,008,422

	Total Investments — 121.7% (cost $351,096,735)	343,286,248
	Liabilities in excess of cash and other assets — (21.7%)	(61,166,264)

	Net Assets — 100.0%	$282,119,984

The following abbreviation is used in the portfolio descriptions:

ADR — American Depositary Receipt

PLC — Public Limited Company

XLUX — Luxembourg Stock Exchange

(1)	All or a portion of the security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $60,051,269; cash collateral of $63,008,422 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(2)	Non-income producing security.
(3)	Rates shown reflect yield at June 30, 2012.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1 — quoted prices generally in active markets for identical securities.

Level 2 — other significant observable inputs including, but not limited to, quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and amortized cost.

Level 3 — significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of June 30, 2012 in valuing such portfolio securities:

Investments in Securities	Level 1	Level 2	Level 3
Equities
China	$147,288,179	$—	$—
Hong Kong	59,518,991	—	—
Taiwan	64,718,424	—	—
Warrants
China	—	—	4,589,908
Money Market Funds	67,170,746	—	—

Total	$338,696,340	$—	$4,589,908

See Notes to Financial Statements.

The Greater China Fund, Inc.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of 12/31/11	$4,809,514
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(219,606)
Net purchases (sales)	—
Transfers in and/or out of Level 3	—

Balance as of 6/30/12	$4,589,908

At the reporting period end, there were two warrant valuations assigned a Level 3 of the fair value hierarchy. In both warrant valuations, the Fund used the last traded price from prior day’s market close in determining fair value.

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of June 30, 2012 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives
Derivatives not designated as hedging instruments, carried at fair value	Balance Sheet Location	Fair Value
Equity contracts	Investments, at value	$4,589,908

The effects of derivative instruments on the Statement of Operations for the six months ended June 30, 2012 are as follows:

For the six months ended June 30, 2012, the Fund did not have any realized gain or (loss) on derivatives recognized in income.

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments, carried at fair value	Warrants
Equity contracts	$(219,606)

The amount of warrants held at June 30, 2012 is representative of the average volume in the period.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Assets and Liabilities

June 30, 2012

(Unaudited)

Assets
Investments, at value (cost $288,088,313)*	$280,277,826
Investments of cash collateral from securities loaned (cost $63,008,422)	63,008,422
Foreign currency (cost $284,544)	284,608
Dividends and interest receivable	1,886,960
Prepaid assets	25,492

Total assets	345,483,308

Liabilities
Payable for cash collateral for securities loaned	63,008,422
Investment management fee payable	251,178
Accrued expenses	58,601
Administration fee payable	45,123

Total liabilities	63,363,324

Net Assets	$282,119,984

Composition of Net Assets
Common stock, $0.001 par value; 24,268,012 shares issued and outstanding (100,000,000 shares authorized)	$24,268
Paid-in capital in excess of par	307,003,699

307,027,967
Undistributed net investment income	952,594
Accumulated net realized loss on investment and foreign currency transactions	(18,051,517)
Net unrealized depreciation on investments and other assets and liabilities denominated in foreign currencies	(7,809,060)

Net Assets	$282,119,984

Shares Outstanding	24,268,012

Net Asset Value Per Share	$11.63

*	Includes $60,051,269 of investments in securities on loan, at value.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2012

(Unaudited)

Investment Income
Dividends (net of foreign withholding taxes of $238,558)	$4,004,392
Securities lending income, net	239,198

Total investment income	4,243,590

Expenses
Investment management fees	1,595,100
Administration fees	292,755
Directors’ fees and expenses	264,000
Professional services	190,000
Custodian and accounting fees	138,000
Insurance expense	82,000
Reports and notices to shareholders	36,000
New York Stock Exchange listing fee	13,000
Transfer agent fees and expenses	5,000
Miscellaneous expenses	23,393

Total expenses	2,639,248

Net investment income	1,604,342

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions	(10,364,275)
Foreign currency transactions	(42,284)

(10,406,559)
Net change in unrealized appreciation on:
Investments	17,306,773
Foreign currencies	964

17,307,737
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6,901,178

Net Increase in Net Assets from Investment Operations	$8,505,520

See Notes to Financial Statements.

The Greater China Fund, Inc.

Statement of Changes in Net Assets

(Unaudited)

	For the Six Months Ended June 30, 2012	For the Year Ended December 31, 2011
Increase (Decrease) from Investment Operations
Net investment income	$1,604,342	$2,405,501
Net realized gain (loss) on:
Investment transactions	(10,364,275)	3,111,446
Foreign currency transactions	(42,284)	(255,620)

	(10,406,559)	2,855,826
Net change in unrealized appreciation (depreciation) on:
Investments	17,306,773	(91,226,894)
Foreign currencies	964	4,765

	17,307,737	(91,222,129)

Total increase (decrease) from investment operations	8,505,520	(85,960,802)

Dividends and Distributions to Shareholders from:
Dividends paid from net investment income and net realized gain from foreign currency transactions	(19,414)	(4,720,128)
Distributions paid from net realized gain on investments	—	(679,504)

Total dividends and distributions to shareholders	(19,414)	(5,399,632)

Common Stock Transactions (Note 7)
Cost from Fund’s Share Repurchase Plan (Note 9)	—	(427,892)*
Cost of Shares Tendered (Note 10)	—	(68,729,123)

Net increase (decrease) in net assets from capital stock transactions	—	(69,157,015)

Net increase (decrease) in net assets	8,486,106	(160,517,449)

Net Assets
Beginning of period	273,633,878	434,151,327

End of period (including undistributed (distributions in excess of) net investment income of $952,594 and $(632,334), respectively)	$282,119,984	$273,633,878

*	Principal amount of $427,038 and commissions paid to Morgan Stanley of $854.

See Notes to Financial Statements.

The Greater China Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1.    Organization and Significant Accounting Policies

The Greater China Fund, Inc. (the “Fund”) was incorporated in Maryland on May 11, 1992, as a non-diversified, closed-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation by investing substantially all of its assets in listed equity securities of companies that derive or are expected to derive a significant portion of their revenues from goods produced or sold or investments made or services performed in China. Investment operations commenced on July 23, 1992.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide general indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Fund’s management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Valuation of Investments

The Funds hold portfolio securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Directors has delegated fair valuation responsibilities to the Investment Manager, Baring Asset Management (Asia) Ltd., through the adoption of Valuation Procedures for valuation of the Fund’s securities. Under the current Valuation Procedures, a Valuation Committee is established and responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures allow the Fund to utilize independent pricing vendor services, quotations from market makers and other valuation methods in events when market quotations are not readily available. A record of Valuation Committee’s actions is subject to review, approval and ratification by the Board at its next regularly scheduled quarterly meeting.

The valuation methodologies and significant inputs used in determining the fair value of securities and other assets classified as Level 1, Level 2 and Level 3 of the hierarchy are as follows:

Common stock, warrants, exchange-traded funds and financial derivative instruments (including futures contracts and certain options contracts on securities), that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange. Securities traded via NASDAQ are valued at the NASDAQ official closing price (NOCP). To the extent these securities are valued at the last sale price or NOCP, they are classified as Level 1 of the fair value hierarchy.

In the event there is no sale or official closing price on such day, these securities are valued at the mean between the last reported bid and asked prices, or at the last bid price in absence of an asked price. These securities are classified as Level 2 of the fair value hierarchy as these inputs are considered as significant other observable inputs to the valuation.

The Greater China Fund, Inc.

For common stocks traded on foreign securities exchanges, certain valuation adjustments will be applied when events occur after the close of the security’s foreign market and before the Fund’s normal pricing time. These securities are valued using pricing vendor services that provide adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities-valued using such adjustment factors are classified as Level 2 of the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset value as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 as these securities have the ability to be purchased or sold at their net asset value on the date of valuation.

Securities and other assets that cannot be priced using the methods described above are valued with pricing methodologies approved by the Valuation Committee. Where there are unobservable inputs used when determining such valuation, the securities will be classified as Level 3 of the fair value hierarchy.

Investment Transactions and Investment Income

Investment transactions are recorded on the trade date. Realized gains and losses from investment and foreign currency transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Actual results could differ from such estimates.

Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using WM/Reuters closing spot rates as of 4:00 p.m. London time on the following basis:

(i)	the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the closing rate of exchange on the valuation date; and

(ii)	purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than

The Greater China Fund, Inc.

investments) at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies. Net realized foreign currency gains or losses are treated as ordinary income losses for income tax reporting purposes.

Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These “book/tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Tax

It is the Fund’s intention to continue to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gain to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends, interest and capital gains is accrued in accordance with the applicable jurisdiction’s tax rules and rates, which generally range between 0-20% of such income amounts.

Note 2.    Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the United States, due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable United States companies.

Note 3.    Investment Management and Administration Agreements

The Fund has an investment management agreement (the “Investment Management Agreement”) with Baring Asset Management (Asia) Ltd. (the “Investment Manager”), an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. Under the terms of the Investment Management Agreement, the Investment Manager manages the Fund’s investments in accordance with the Fund’s investment objectives, policies and restrictions, and makes investment decisions on behalf of the Fund, including the selection of and the placing of orders with broker-dealers to execute portfolio transactions on behalf of the Fund. As compensation for its services, the Investment

The Greater China Fund, Inc.

Manager receives a monthly fee, computed weekly, at an annual rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million.

Prudential Investments LLC (the “Administrator”), has an administration agreement (the “Administration Agreement”) with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator receives a monthly fee, computed weekly, at an annual rate of 0.20% of the Fund’s average weekly net assets.

The Board of Directors has appointed an employee of the Administrator to serve as Chief Compliance Officer of the Fund to perform duties required in accordance with the requirements of Rule 38a-1 of the Investment Company Act.

Note 4.    Securities Lending

The Fund may lend up to 27.5% of its total assets to qualified broker-dealers or institutional investors. Under the terms of the securities lending agreement, the securities on loan are secured by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked-to-market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents and U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The Fund’s lending agent is State Street Bank & Trust Company.

For the six months ended June 30, 2012, the Fund earned $239,198 due to securities lending. State Street Bank & Trust Company earned $79,777 in compensation as the Fund’s lending agent.

Note 5.    Purchases and Sales of Securities

For the six months ended June 30, 2012, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $147,494,371 and $147,622,630, respectively.

Note 6.    Federal Tax Status

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation on a tax basis as of June 30, 2012 were as follows:

Tax Basis	Appreciation	Depreciation	Total Net Unrealized Depreciation
$356,841,828	$11,062,524	$(24,618,104)	$(13,555,580)

The Greater China Fund, Inc.

The difference between book basis and tax basis is attributable to deferred losses on wash sales and passive foreign investment companies as of the most recent fiscal year end.

For federal income tax purposes, the Fund utilized approximately $3,794,000 of its capital loss carryforward to offset net taxable gains realized in the year ended December 31, 2011.

The Fund incurred currency losses from November 1, 2011 to December 31, 2011 of approximately $2,551,000, which it will defer in the current fiscal year and expect to recognize in the fiscal year ending December 31, 2012.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax would be required in the Fund’s financial statements for the current reporting period. The Fund’s U.S. federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the U.S. Internal Revenue Service and state departments of revenue.

Note 7.    Capital Stock

There are 100,000,000 shares of $0.001 par value capital stock authorized. For the six months ended June 30, 2012, there were no transactions in shares of common stock.

Note 8.    New Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2011-11 regarding “Disclosures about Offsetting Assets and Liabilities”. The amendments, which will be effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods, require an entity to disclose information about offsetting and related arrangements for assets and liabilities, financial instruments and derivatives that are either currently offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements. At this time, management is evaluating the implications of ASU No. 2011-11 and its impact on the financial statements has not yet been determined.

Note 9.    Share Repurchase Program

On May 25, 2011, the Fund announced that the Board of Directors approved the establishment of a Share Repurchase Plan pursuant to which the Fund is authorized to repurchase up to 5% of the Fund’s outstanding common shares on June 30, 2011 during the period July 1, 2011 through June 30, 2012. For the period July 1, 2012 through June 30, 2013, the Board of Directors has authorized the Fund to repurchase pursuant to the

The Greater China Fund, Inc.

Share Repurchase Plan up to 5% of the Fund’s outstanding shares on June 30, 2012. The Board of Directors of the Fund may amend or terminate the Fund’s Share Repurchase Plan solely in its discretion, at any time during the duration of the Plan.

During the period from July 1, 2011 through August 16, 2011, the Fund repurchased 34,205 shares in the open market at an average price of $12.51 per share (including brokerage commissions) and at a weighted average discount to net asset value of 11.05%.

Note 10.    Tender Offer Program

On May 25, 2011, the Fund announced that its Board of Directors approved up to two, consecutive, tender offers each for up to 5% of the Fund’s outstanding shares at a price per share equal to 98% of the Fund’s net asset value per share (“NAV”) as determined by the Fund on the next business day following the expiration date of the tender offer, or such later date to which the offer is extended, if the average discount to NAV of the per share trading price of the Fund’s shares on the NYSE is greater than 10% during the applicable twelve-week measurement period.

On August 30, 2011, the Fund announced that its Board of Directors approved an amendment to the tender offer program that replaces two tender offers each for up to 5% of the Fund’s outstanding shares with a one-time tender offer for up to 20% of the Fund’s outstanding shares. On September 16, 2011, the Fund commenced a tender offer for up to 6,067,002 of its shares of common stock at a price equal to 98% of the net asset value per share on the expiration date of the offer. The tender offer expired on October 17, 2011, at which time the offer was oversubscribed. The Fund purchased the maximum number of shares covered by the offer at a price of $11.30 per share, which represented a price equal to 98% of the net asset value per share as of the close of trading on the New York Stock Exchange on October 17, 2011. The difference between the Fund’s NAV and the price of the repurchases resulted in a $0.04 increase to the Fund’s NAV per share.

Note 11.    Other Matters

On June 29, 2012, stockholders of the Fund voted to terminate the Fund Investment Management Agreement with the Investment Manager. The Fund provided the Investment Manager the required 60 days notice of termination of the Investment Management Agreement on June 29, 2012. The Board of Directors of the Fund has initiated a process for the selection of a successor investment manager to submit to stockholders of the Fund for their approval.

The Greater China Fund, Inc.

Financial Highlights

(Unaudited)

	For the Six Months Ended June 30, 2012		For the Years Ended December 31,
			2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value, beginning of period	$11.28		$14.30	$14.67	$8.90	$28.91	$24.50

Increase (Decrease) From Investment Operations
Net investment income	0.07		0.08 *	0.04 *	0.02	0.15 *	— **
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.28		(2.93)	0.53	5.83	(13.45)	17.55

Total from investment operations	0.35		(2.85)	0.57	5.85	(13.30)	17.55

Dividends and Distributions to Shareholders
Dividends from net investment income and net realized gain from foreign currency transactions	—	**	(0.18)	(0.01)	(0.08)	—	(0.03)
Distributions from net realized gain	—		(0.03)	—	—	(6.66)	(13.11)

Total dividends and distributions	—	**	(0.21)	(0.01)	(0.08)	(6.66)	(13.14)

Fund Share Transactions
Dilutive effect resulting from issuance of shares in stock dividend	—		—	—	—	(0.05)	—
Dilutive effect of rights offering	—		—	(0.80)	—	—	—
Offering costs charged to paid-in capital in excess of par	—		—	(0.13)	—	—	—
Accretion to net asset value, resulting from share repurchases and shares tendered	—		0.04	—	—	—	—

Total of share transactions	—		0.04	(0.93)	—	(0.05)	—

Net asset value, end of period	$11.63		$11.28	$14.30	$14.67	$8.90	$28.91

Market value, end of period	$10.69		$10.07	$13.15	$13.92	$8.32	$24.81

Total Investment Return(1)	6.17%	(2)	(21.85)% (2)	(5.41)%	68.40%	(49.56)%	20.59%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$282,120		$273,634	$434,151	$333,947	$202,510	$486,483
Ratio of expenses to average net assets	1.80%	(3)	1.66%	1.85%	1.96%	2.01%	1.62%
Ratio of net investment income to average net assets	1.10%	(3)	0.61%	0.30%	0.19%	0.93%	0.01%
Portfolio turnover	51%		97%	68%	105%	133%	85%

*	Based on average shares outstanding.
**	Amount represents less than $0.005 per share.
(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends and other distributions at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Total investment returns for periods less than a full year are not annualized.
(2)	Total investment return based on the net asset value (“NAV”) is calculated based on change in the NAV and assumes reinvestment of dividends and distributions, if any. For the six months period June 30, 2012 and the year ended December 31, 2011, such return would be 3.11% and (19.50)%, respectively, using the reinvestment price in accordance with the Fund’s Dividend Reinvestment Plan and 3.10% and (19.70)%, respectively, rounded, if the reinvestment price is based on end of ex-date NAV.
(3)	Annualized.

The Greater China Fund, Inc.

Supplemental Information (Unaudited)

Dividend Reinvestment Plan

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), each shareholder will be deemed to have elected, unless BNY Mellon Investment Servicing (the “Plan Agent”) is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund by the Plan Agent. Shareholders who do not participate in the Plan will receive all cash dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the Plan Agent. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (in “street name”) will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Fund declares an income dividend or a capital gain distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share at the time the shares of common stock are valued for the purpose of determining the number of shares of common stock equivalent to the dividend or distribution (the “Valuation Date”), the Fund will issue new shares to participants valued at net asset value per share, or if the net asset value per share is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on the Valuation Date, participants will be issued shares of common stock at the market price on the Valuation Date. If the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy shares of the Fund’s common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. To the extent the Plan Agent is unable to do so and, before the Plan Agent has completed its purchases, if the market price per share exceeds the net asset value per share of the common stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the common stock, resulting in the acquisition of fewer shares of common stock than if the dividend or capital gains distribution had been paid in common stock issued by the Fund. The Plan Agent will apply all cash received as a dividend or capital gains distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of such dividend or capital gains distribution, but in no event later than 30 days after such date, except where necessary to comply with applicable provisions of the federal securities laws.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

The Greater China Fund, Inc.

There is no charge to participants for reinvesting dividends or capital gain distributions. There will be no brokerage charge with respect to shares issued directly by the Fund as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent c/o BNY Mellon Investment Servicing, P.O. Box 358016, Pittsburgh, Pennsylvania 15252-8016. For further information regarding the plan, you may also contact the transfer agent directly at 1–800–331–1710.

Quarterly Form N-Q Portfolio Schedule

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Fund’s website at http://www.greaterchinafund.com or on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-331-1710.

Proxy Voting Policies, Procedures and Record

You may obtain a description of the Fund’s proxy voting policies and procedures, and its proxy voting record, without charge, upon request by contacting the Fund directly at 1-800-331-1710, online on the Fund’s website: http://www.greaterchinafund.com, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Annual Shareholders’ Meeting

The Fund’s annual meeting of shareholders was held on June 29, 2012. Shareholders voted to re-elect Messrs. John A. Hawkins and Tak Lung Tsim as Class III Directors. The resulting vote count for each proposal is indicated below:

	For	Against	Withheld Authority
Election of Directors:

Mr. John A. Hawkins	9,467,214	—	11,817,701

Mr. Tak Lung Tsim	9,530,941	—	11,692,416

In addition to the above Directors, Messrs. Edward Y. Baker, John A. Bult, Vincent Duhamel, C. William Maher and Jonathan J.K. Taylor continue to serve as Directors of the Fund.

The Greater China Fund, Inc.

Shareholders also voted on a shareholder proposal to terminate the Fund’s investment advisory and management agreements with Baring Asset Management. The resulting vote count for the proposal is indicated below:

For	Against	Abstain	Non-votes
12,600,228	1,679,975	172,011	6,832,701

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

On May 29, 2012, the Board of Directors of the Fund approved the continuation of the Fund’s existing Investment Management Agreement with the Investment Manager until June 30, 2013. No stockholder approval was required to extend the Fund’s Investment Management Agreement.

Nature, Extent and Quality of Services

The Board considered several factors in connection with its approval of extending the Fund’s existing Investment Management Agreement. The Board reviewed the nature, extent and quality of the management services provided by the Investment Manager and in connection therewith received a report from the Investment Manager detailing the scope of the Investment Manager’s operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that the Investment Manager provides to the Fund. The Investment Manager has acted as the Fund’s investment manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by the Investment Manager. Based on its experience and familiarity with the Investment Manager and the foregoing review and analysis, the Board concluded that the Investment Manager provides high quality investment management services to the Fund.

Investment Performance

The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report that included a comparison of the Fund’s net asset value return over a one year, a three year, five year, ten year and since inception periods (in each case ending December 31, 2011) against the returns realized over comparable periods by United States listed, closed-end Pacific ex-Japan region equity funds identified as comparable by Lipper, Inc. (“Lipper”). The Fund was in the second quintile for the since inception period, the third quintile for the one year and ten year periods, the fourth quintile for the five year period and the fifth quintile for the three year period. For the since inception period ended December 31, 2011, the Fund exceeded the Lipper performance universe by over 2.50%.

The Board also considered net asset value performance data presented by Baring for the one year, three year, and five year periods, in each case ending April 30, 2012, comparing the Fund to three other closed-end China funds and to a benchmark index, the MSCI Golden Dragon. The Fund underperformed the benchmark index during the one year and three year periods and was two of four for the one year period and three of four for the three year period in comparison to the

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

continued

closed-end China funds. For the year ended December 31, 2011, the Fund’s total return exceeds two of the seven funds in the Lipper peer expense group and is only slightly behind the Fund’s benchmark. More recently, from January 1, 2012 through February 29, 2012, the Fund’s total return is 17.68% (16.20% based on net asset value), which again resulted in the Fund’s return exceeding four of the closed-end funds within the Fund’s Lipper peer expense group. Over the five year period, the Fund was third of four and also behind the benchmark index. During the five years ended April 30, 2012 the Fund had an annualized return of 2.23% compared to the annualized return for the MSCI Golden Dragon of 4.07%.

The Board determined that although the Fund’s performance over the one year and three year periods was not as strong as that of other funds, the longer term performance was satisfactory, particularly since inception.

Management Fees

The Board also evaluated the management fees payable to the Investment Manager and the benefits realized by the Investment Manager from its management arrangements with the Fund. Specifically, the Board reviewed a detailed report prepared by the Investment Manager on the costs to the Investment Manager of providing management and other services to the Fund (for the purposes thereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by the Investment Manager thereon. The Board considered that the Investment Manager had recently increased its staffing as it relates to the Fund. The Board found such profit margin to be reasonable for the services provided.

The Board also reviewed the management fees payable by other Pacific ex-Japan funds listed on the New York Stock Exchange and identified by Lipper (which according to Lipper had a median of 0.992% for the 2011 fiscal year) and by other comparable accounts managed by the Investment Manager and its affiliates (the Investment Manager reported that two China retail funds managed by it had fee rates of 1.25% and 1.50% of net assets, respectively). The Investment Manager also noted that it manages a New York Stock Exchange listed closed end fund at the fee rate of 1.00% for assets up to $100 million and 0.70% for assets above $100 million

The Board considered that as of January 1, 2011, the management fee payable to the Investment Manager was reduced to an annual rate of 1.15% of the Fund’s average weekly net assets up to $250

The Greater China Fund, Inc.

BOARD OF DIRECTORS CONSIDERATION OF THE FUND’S INVESTMENT MANAGEMENT AGREEMENT

concluded

million and 0.75% of such net assets in excess of $250 million from an annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million. The Board noted that this reduction acknowledged the increase in Fund net assets resulting from the Fund’s most recent rights offering.

Additional Considerations

The Board considered the results of the assessment of Mercer (Hong Kong) Limited, an independent consultant that regularly evaluates investment managers, that was produced earlier during 2012. That assessment rated the Investment Manager in the second highest rating category and noted that recent meetings with the Investment Manager have resulted in increased confidence in the Investment Manager’s strategy.

Finally, the Board considered (i) the fact that the Investment Manager benefits from its management agreement with the Fund through its receipt, pursuant to commission sharing arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by the Investment Manager and (ii) the more extensive regulatory and compliance requirements that the Investment Manager is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom.

Conclusion

Based upon these inputs, the Board determined that management fees at a rate of 1.15% of the Fund’s average weekly net assets up to $250 million and 0.75% of such net assets in excess of $250 million were reasonable for the management services the Investment Manager provides to the Fund based upon the current size of the Fund.

Item 2 –	Code of Ethics – Not required, as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not required, as this is not an annual filing.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 –	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1)	Code of Ethics – Not required, as this is not an annual filing.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Greater China Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date August 16, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Corris
Brian Corris
President and Principal Executive Officer

Date August 16, 2012

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date August 16, 2012

*	Print the name and title of each signing officer under his or her signature.